Exhibit 99.2

OpenLocker, Inc.

OpenLocker, Inc.

Balance Sheets

	March 31, 2022	December 31, 2021
	(Unaudited)

Assets

Current Assets
Cash	$73,747	$19,454
Total Current Assets	73,747	19,454

Total Assets	$73,747	$19,454

Liabilities and Stockholders’ Deficit

Current Liabilities
Accounts payable and accrued expenses	$88,453	$44,401
Total Current Liabilities	88,453	44,401

Long Term Liabilities
SAFE agreement	175,000	50,000
Total Long-Term Liabilities	175,000	50,000

Total Liabilities	263,453	94,401

Commitments and Contingencies

Stockholders’ Deficit
Common stock - $0.0001 par value, 15,000,000 shares authorized 7,520,000 shares issued and outstanding	752	752
Additional paid-in capital	74,448	74,448
Accumulated deficit	(264,906)	(150,147)
Total Stockholders’ Deficit	(189,706)	(74,947)

Total Liabilities and Stockholders’ Deficit	$73,747	$19,454

The accompanying notes are an integral part of these unaudited financial statements

1

OpenLocker, Inc.

Statement of Operations

For the Three Months Ended March 31, 2022

(Unaudited)

Sales	$22,889

Operating expenses
Research and development	68,346
General and administrative expenses	69,302
Total operating expenses	137,648

Net loss	$(114,759)

Loss per share - basic and diluted	$(0.02)

Weighted average number of shares - basic and diluted	7,520,000

The accompanying notes are an integral part of these unaudited financial statements

2

OpenLocker, Inc.

Statement of Changes in Stockholders’ Deficit

For the Three Months Ended March 31, 2022

(Unaudited)

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficit

December 31, 2021	7,520,000	$752	$74,448	$(150,147)	$(74,947)

Net loss - 2022	-	-	-	(114,759)	(114,759)

March 31, 2022	7,520,000	$752	$74,448	$(264,906)	$(189,706)

The accompanying notes are an integral part of these unaudited financial statements

3

OpenLocker, Inc.

Statement of Cash Flows

For the Three Months Ended March 31, 2022

(Unaudited)

Operating activities
Net loss	$(114,759)
Adjustments to reconcile net loss to net cash used in operations
Changes in operating assets and liabilities
Increase in
Accounts payable and accrued expenses	44,052
Net cash used in operating activities	(70,707)

Financing investing
Proceeds from issuance of SAFE notes	125,000
Net cash provided by financing activities	125,000

Net increase in cash	54,293

Cash - beginning of period	19,454

Cash - end of period	$73,747

Supplemental disclosure of cash flow information
Cash paid for interest	$-
Cash paid for income tax	$-

The accompanying notes are an integral part of these unaudited financial statements

4

OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Note 1 - Organization and Nature of Operations

Organization and Nature of Operations

OpenLocker, Inc. (collectively, “OL,” “we,” “us,” “our” or the “Company”) is headquartered in New Jersey. The Company was incorporated in Delaware on August 25, 2021.

OpenLocker, Inc. has developed a user-friendly platform to monetize college athlete NIL by engaging fans with innovative digital collectibles. Operating on the Flow blockchain allows the platform to be environmentally friend and offer a fan ready experience. The operating team and directors have an extensive background in electronic trading, sports marketing, branding and digital art. Their network also offers access to key decision makers, athletes, agents and influencers in college and professional sports. The company expects to launch its OpenStable platform in 2022 to engage thoroughbred horse racing fans with a similar model which offers both digital and physical collectibles & gear and to generate an additional source of income for horse owners to cover expenses, aftercare or give to charity.

Impact of COVID-19

The ongoing COVID-19 global and national health emergency has caused significant disruption in the international and United States economies and financial markets. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. The spread of COVID-19 has caused illness, quarantines, cancellation of events and travel, business and school shutdowns, reduction in business activity and financial transactions, labor shortages, supply chain interruptions and overall economic and financial market instability. The COVID-19 pandemic has the potential to significantly impact the Company’s supply chain, distribution centers, or logistics and other service providers.

In addition, a severe prolonged economic downturn could result in a variety of risks to the business, including weakened demand for products and services and a decreased ability to raise additional capital when needed on acceptable terms, if at all. As the situation continues to evolve, the Company will continue to closely monitor market conditions and respond accordingly.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

We have implemented adjustments to our operations designed to keep employees safe and comply with federal, state, and local guidelines, including those regarding social distancing. The extent to which COVID-19 may further impact the Company’s business, results of operations, financial condition and cash flows will depend on future developments, which are highly uncertain and cannot be predicted with confidence. In response to COVID-19, the United States government has passed legislation and taken other actions to provide financial relief to companies and other organizations affected by the pandemic.

The ultimate impact of the COVID-19 pandemic on the Company’s operations is unknown and will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the COVID-19 outbreak, new information which may emerge concerning the severity of the COVID-19 pandemic, and any additional preventative and protective actions that governments, or the Company, may direct, which may result in an extended period of continued business disruption, reduced customer traffic and reduced operations.

Any resulting financial impact cannot be reasonably estimated at this time but is anticipated to have a material adverse impact on our business, financial condition, and results of operations.

At December 31, 2021, the Company has evaluated its operations and has determined that the effect of COVID-19 has not had a material adverse impact on our business, financial condition, and results of operations.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Liquidity, Going Concern and Management’s Plans

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.

As reflected in the accompanying financial statements, for the three months ended March 31, 2022, the Company had:

●	Net loss of $114,759; and
●	Net cash used in operations was $70,707

Additionally, three months ended March 31, 2022, the Company had:

●	Accumulated deficit of $264,906
●	Stockholders’ deficit of $189,706; and
●	Working capital deficit of $14,706

The Company has cash on hand of $73,747 at March 31, 2022. Although the Company intends to raise additional debt (third party and related party lenders) or equity capital (historically shareholder capital contributions and third-party debt), the Company expects to incur losses from operations and have negative cash flows from operating activities for the near-term. These losses could be significant as the Company executes its business plan.

These factors create substantial doubt about the Company’s ability to continue as a going concern within the twelve-month period subsequent to the date that these financial statements are issued. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Accordingly, the financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.

Management’s strategic plans include the following:

●	Pursuing additional capital raising opportunities,
●	Executing and commercializing its business operations; and
●	Identifying unique market opportunities that represent potential positive short-term cash flow.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Note 2 - Summary of Significant Accounting Policies

Business Segments

The Company uses the “management approach” to identify its reportable segments. The management approach requires companies to report segment financial information consistent with information used by management for making operating decisions and assessing performance as the basis for identifying the Company’s reportable segments. The Company has identified one single reportable operating segment. The Company manages its business on the basis of one operating and reportable segment.

Use of Estimates

Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates, and those estimates may be material.

Changes in estimates are recorded in the period in which they become known. The Company bases its estimates on historical experience and other assumptions, which include both quantitative and qualitative assessments that it believes to be reasonable under the circumstances.

Fair Value of Financial Instruments

The Company accounts for financial instruments under Financial Accounting Standards Board (“FASB”) ASC 820, Fair Value Measurements. ASC 820 provides a framework for measuring fair value and requires disclosures regarding fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, based on the Company’s principal or, in absence of a principal, most advantageous market for the specific asset or liability.

The Company uses a three-tier fair value hierarchy to classify and disclose all assets and liabilities measured at fair value on a recurring basis, as well as assets and liabilities measured at fair value on a non-recurring basis, in periods subsequent to their initial measurement. The hierarchy requires the Company to use observable inputs when available, and to minimize the use of unobservable inputs, when determining fair value.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

The three tiers are defined as follows:

●	Level 1 —Observable inputs that reflect quoted market prices (unadjusted) for identical assets or liabilities in active markets;
●	Level 2—Observable inputs other than quoted prices in active markets that are observable either directly or indirectly in the marketplace for identical or similar assets and liabilities; and
●	Level 3—Unobservable inputs that are supported by little or no market data, which require the Company to develop its own assumptions.

The determination of fair value and the assessment of a measurement’s placement within the hierarchy requires judgment. Level 3 valuations often involve a higher degree of judgment and complexity. Level 3 valuations may require the use of various cost, market, or income valuation methodologies applied to unobservable management estimates and assumptions. Management’s assumptions could vary depending on the asset or liability valued and the valuation method used. Such assumptions could include estimates of prices, earnings, costs, actions of market participants, market factors, or the weighting of various valuation methods. The Company may also engage external advisors to assist us in determining fair value, as appropriate.

Although the Company believes that the recorded fair value of our financial instruments is appropriate, these fair values may not be indicative of net realizable value or reflective of future fair values.

The Company’s financial instruments, including cash, is carried at historical cost. At March 31, 2022, the carrying amounts of these instruments approximated their fair values because of the short-term nature of these instruments.

ASC 825-10 “Financial Instruments” allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (“fair value option”). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding financial instruments.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents.

At March 31, 2022 and December 31, 2021, the Company did not have any cash equivalents.

9

OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Revenue Recognition

OpenLocker generates revenue from two main sources, primary sales of NFTs on its online store and commissions collected from sales on the secondary marketplace.

Revenue is recognized in accordance with FASB Topic ASC No. 606, “Revenue from Contracts with Customers”. The Company recognizes revenue when its performance obligations are complete, which occurs at a point in time related to the transfer of an NFT to its customer. Currently, all sales contain a single performance obligation.

All payments are received from third-party payment processing providers. The Company receives payments from sales on its primary marketplace (Shopify site) as well as two other sources. Each of these sources of payment relate to the completion of a single performance obligation completed at a point in time, which occurs upon the transfer of an NFT and where no further performance obligations are required:

●	Shopify payouts from credit/debit cards transactions typically occur 2-3 days after date of sale,
●	PayPal payments are received same day; and
●	Cryptocurrency payments are deposited immediately into OpenLocker’s Coin Payments account.

The Company also recognizes revenues generated from the 5% commission fee collected on secondary marketplace sales transacted on the OpenLocker Trading Portal site, operated by Mint Blockchain Solutions, which is deposited into a blocto wallet. The platform uses FUSD (1:1 USD-backed stablecoin) as the fungible token on the Flow network. Conversion from FUSD to USD and transfers to company bank account will be made on a monthly basis.

Shipping fees collected from customers for physical collectibles are included with revenues received from Shopify payouts. The majority of those collectibles have not yet been shipped due to a delay in receiving the goods from our vendor. Prior to the product shipping, any amounts received in advance are accounted for as contract liabilities (deferred revenue).

10

OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Software Development Costs

Internal-use software development costs are accounted for in accordance with ASC 350-40, “Internal-Use Software”. The costs incurred in the preliminary stages of development are expensed as research and development costs as incurred.

Once an application has reached the development stage, internal and external costs incurred to develop internal-use software are capitalized and amortized on a straight-line basis over the estimated useful life of the software (typically three to five years).

Maintenance and enhancement costs, including those costs in the post-implementation stages, are typically expensed as incurred, unless such costs relate to substantial upgrades and enhancements to the software that result in added functionality, in which case the costs are capitalized and amortized on a straight-line basis over the estimated useful life of the software.

The Company reviews the carrying value for impairment whenever facts and circumstances exist that would suggest that assets might be impaired or that the useful lives should be modified. Amortization expense related to capitalized internal-use software development costs will be included in cost of goods sold in the statements of operations.

For the three months ended March 31, 2022, the Company expensed $68,346 in software development costs.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included as a component of general and administrative expense in the statement of operations.

The Company recognized $11,384 in marketing and advertising costs for the three months ended March 31, 2022.

11

OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Income Taxes

The Company accounts for income tax using the asset and liability method prescribed by ASC 740, “Income Taxes”. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of ASC 740 “Income Taxes”. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of March 31, 2022, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.

The Company recognizes interest and penalties related to uncertain income tax positions in other expense. No interest and penalties related to uncertain income tax positions were recorded for the three months ended March 31, 2022.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law in March 2020. The CARES Act lifts certain deduction limitations originally imposed by the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”). Corporate taxpayers may carry back net operating losses (NOLs) originating between 2018 and 2020 for up to five years, which was not previously allowed under the 2017 Tax Act. The CARES Act also eliminates the 80% of taxable income limitations by allowing corporate entities to fully utilize NOL carry forwards to offset taxable income in 2018, 2019 or 2020. Taxpayers may generally deduct interest up to the sum of 50% of adjusted taxable income plus business interest income (30% limit under the 2017 Tax Act) for 2019 and 2020. The CARES Act allows taxpayers with alternative minimum tax credits to claim a refund in 2020 for the entire amount of the credits instead of recovering the credits through refunds over a period of years, as originally enacted by the 2017 Tax Act.

In addition, the CARES Act raises the corporate charitable deduction limit to 25% of taxable income and makes qualified improvement property generally eligible for 15-year cost- recovery and 100% bonus depreciation. The enactment of the CARES Act did not result in any material adjustments to our income tax provision for the three months ended March 31, 2022.

12

OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Related Parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.

Recent Accounting Standards

Changes to accounting principles are established by the FASB in the form of ASU’s to the FASB’s Codification. We consider the applicability and impact of all ASU’s on our financial position, results of operations, stockholders’ equity, cash flows, or presentation thereof. At March 31, 2022, there were no pronouncements that had an effect on the Company’s financial statements.

Note 3 – SAFE Agreements

During 2021, the Company offered their investors a Simple Agreement for Future Equity (“SAFE”) contract, which allowed an investor to make an upfront payment for the right to future common stock issued in the next equity financing round at a 30% discount. All SAFE notes issued to date are part of Series 1 SAFE’s and the Company may raise up to $3,000,000 under this Series.

During 2021, the Company raised $50,000 from third parties.

During the three months ended March 31, 2022, the Company raised an additional $125,000 from third parties under the same terms as the initial financing.

Equity Financing

If there is an Equity Financing before the termination of this SAFE, on the initial closing of such Equity Financing, this SAFE will automatically convert into the number of shares of SAFE common stock equal to the Purchase Amount divided by the Discount Price.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(UNAUDITED)

Note 4 – Stockholders’ Deficit

Common Stock

-	15,000,000 shares authorized
-	$0.0001 par value
-	Voting at 1 vote per share

Equity Transactions for the Period Ended December 31, 2021

Stock Issued to founders for Cash

The Company issued an aggregate 7,500,000 shares of common stock to its founders, for aggregate consideration of $75,000 ($0.01/share).

Stock Issued for Services

The Company issued 20,000 shares of common stock for services rendered, having a fair value of $200 ($0.01/share), based upon recent cash offering prices.

Note 5 – Equity Incentive Plan

In November 2021, the Company adopted an Equity Incentive Plan (the “Plan”) providing for the issuance of up to 833,334 shares of common stock. The Plan allows for the issuance of common stock and stock options. All terms and conditions are subject to board approval. See Note 7.

Note 6 – Commitments

Student Athlete Licensing Agreements

The Company has entered into several agreements with student athletes related to the sale of NFT’s and related collectibles.

There may be initial sales as well as resales of these products. The Company and the student athlete have agreed to split the revenue from the initial sale. Additionally, the Company will pay the student athlete a commission for any resales.

At March 31, 2022, the Company owed student athletes $11,792, which has been included as a component of accounts payable and accrued expenses in the balance sheet.

Note 7 – Subsequent Events

In April 2022, under the Plan, the Company issued 810,000 shares of common stock for services rendered, having a fair value of $8,100 ($0.01/share), based upon recent cash offering prices.

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